UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Western Uranium Corporation

(Name of Registrant as Specified in its Charter)

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WESTERN URANIUM CORPORATION

NOTICE OF ANNUAL AND SPECIAL MEETING

AND

INFORMATION CIRCULAR

TO BE HELD ON

JUNE 7, 2017

SHAREHOLDERS OF WESTERN URANIUM CORPORATION: These materials are important and require your immediate attention. They require you to make important decisions. If you are in doubt as to how to make such decisions, please contact you’re financial, legal, or other professional advisors. If you have any questions or require more information with regard to voting your shares of Western Uranium Corporation, please contact Michael Skutezky, Chairman, at 416-564-2870.

WESTERN URANIUM CORPORATION
10 King Street East

Suite 700

Toronto, Ontario
M5C 1C3

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting (the “Meeting”) of Shareholders of Western Uranium Corporation (the “Corporation”) will be held at the Albany Club located at 91 King Street East, Toronto, Ontario, M5C 1G3 at 11 o’clock in the morning (Eastern Daylight Time) (‘EDT’), on Wednesday the 7th day of June, 2017, for the following purposes:

1.	to receive the audited consolidated financial statements of the Company for the latest completed financial year, together with the report of the auditors (the “Financial Statements”);

2.	to elect the directors of the Company for the ensuing year;

3.	to appoint auditors of the Company for the ensuing year and to authorize the directors to fix their remuneration; and

4.	To transact such other business as may properly be brought before the Meeting or any adjournment or adjournments thereof.

The Financial Statements have been filed under the Company’s profile on SEDAR at www.sedar.com in accordance with the Company’s continuous disclosure obligations and will be presented to shareholders at the Meeting.

The accompanying Information Circular provides information relating to the matters to be addressed at the Meeting and is incorporated into this Notice. The Company does not anticipate that any other matters will be addressed; however, any permitted amendment to or variation of any matter identified in this Notice may properly be considered at the Meeting or any adjournment thereof. The Meeting may also consider the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

Registered shareholders are entitled to vote at the Meeting either in person or by proxy. Regardless of whether a shareholder plans to attend the Meeting in person, please complete, date, and sign the enclosed form of proxy and deliver it in accordance with the instructions set out in the form of proxy and Information Circular.

All non-registered shareholders who plan to attend the Meeting must follow the instructions set out in the Voting Instruction Form and in the Information Circular to ensure that such shareholders’ shares will be voted at the Meeting. If you hold your shares in a brokerage account, you are not a registered shareholder.

DATED at Toronto, Ontario this 4th day of May, 2017.

BY ORDER OF THE BOARD

(signed) “George Glasier”

George Glasier

President and Chief Executive Officer

NOTES:

●	As provided in the Business Corporations Act (Ontario) shareholders registered on the books of the Corporation at the close of business on April 20, 2017 are entitled to notice of the meeting.

●	Shareholders registered on the books of the Company at the close of business on April 20, 2017 are entitled to vote at the meeting.

●	The directors have fixed the hour of 11:00 in the morning on the business day preceding the day of the meeting or any adjournment thereof as the time before which the instrument of proxy to be used at the meeting must be deposited with the Transfer Agent of the Corporation, Capital Transfer Agency Inc., 121 Richmond Street West, Suite 401, Toronto, Ontario M5H 2K1.

WESTERN URANIUM CORPORATION

10 King Street East, Suite 700

Toronto, Ontario M5C 1C3

Canada

Toll-Free Telephone: +1 (877)-661-6012 (US and Canada)

Toll-Free Telephone: (08) 9468-0309 (Australia)

INFORMATION CIRCULAR

(unless otherwise specified, information is as of April 28, 2017)

SOLICITATION OF PROXIES

This Management Information Circular (the “Circular”) is furnished in connection with the solicitation of proxies by and on behalf of the management (the “Management”) of Western Uranium Corporation (the “Corporation”, “Company” or “Issuer”) for use at the Annual General and Special Meeting (the “Meeting”) of shareholders of the Corporation (the “Shareholders”) to be held at the Albany Club located at 91 King Street East, Toronto, Ontario, M5C 1G3 at 11 o’clock in the morning (Eastern Daylight Time) (‘EDT), on Wednesday the 7th day of June 2017.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally by the directors and/or officers of the Corporation. Registered shareholders of the Corporation will be sent a notice and form of proxy for the Meeting in accordance with notice-and-access rules, and beneficial holders of the Corporation’s shares holding through intermediaries will be sent a paper copy of this Circular and a form of proxy. Arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares (“Common Shares”) held of record by such certain persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation.

The approximate date on which proxy materials are expected to be first sent or given to shareholders is May 4, 2017.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed form of proxy are officers or directors of the Corporation (the “Management Designees”). A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION, TO REPRESENT HIM OR HER AT THE MEETING MAY DO SO by inserting such other person’s name in the blank space provided in the form of proxy and depositing the completed proxy with the Transfer Agent of the Corporation, Capital Transfer Agency Inc., 121 Richmond Street West, Suite 401, Toronto, Ontario M5H 2K1. A proxy can be executed by the Shareholder or his attorney duly authorized in writing, or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized.

In addition to any other manner permitted by law, the proxy may be revoked before it is exercised by instrument in writing executed and delivered in the same manner as the proxy at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof at which the proxy is to be used or delivered to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof prior to the time of voting and upon either such occurrence, the proxy is revoked.

Please note that Shareholders who receive their Meeting Materials (as defined in the “Advice to Beneficial Shareholders” section below) from Broadridge Investor Communication Solutions, Canada (“Broadridge”) must return the proxy forms, once voted, to Broadridge for the proxy to be dealt with.

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DEPOSIT OF PROXY

By resolution of the Directors duly passed, ALL PROXIES TO BE USED AT THE MEETING MUST BE DEPOSITED NO LATER THAN 11:00 A.M. EDT ON THE BUSINESS DAY PRECEDING THE DAY OF THE MEETING, BEING TUESDAY, JUNE 6, 2017 WITH THE CORPORATION’S TRANSFER AGENT, CAPITAL TRANSFER AGENCY INC. An envelope for the return of completed proxies is also being sent to registered shareholders.

ADVICE TO BENEFICIAL SHAREHOLDERS

Only registered Shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, Common Shares owned by a person are registered either (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the Common Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant (a “Non-Registered Holder”). In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Corporation is distributing copies of the Circular and the accompanying Notice of Meeting together with the form of proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders of Common Shares. Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

a)       be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the Non-Registered Holder but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified; or

b)       be given a form of proxy which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “Voting Instruction Form”) which the Intermediary must follow. Typically the Non-Registered Holder will also be given a page of instructions which contains a removable label containing a bar code and other information. In order for the form of proxy to validly constitute a Voting Instruction Form, the Non-Registered Holder must remove the label from the instructions and affix it to the Voting Instruction Form, properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Holder who receives either form of proxy wish to vote at the Meeting in person, the Non-Registered Holder should strike out the persons named in the form of proxy and insert the Non-Registered Holder’s name in the blank space provided. Non-registered holders should carefully follow the instructions of their Intermediary including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.

All references to shareholders in this Circular and the accompanying instrument of proxy and Notice of Meeting are to Shareholders of record unless specifically stated otherwise.

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EXERCISE OF DISCRETION BY PROXIES

Securities represented by properly executed Proxies in favour of the persons designated in the form of proxy will be voted on or withheld from voting in accordance with the instructions of the Security holder on any ballot that may be called for and, where the person whose proxy is solicited specifies a choice with respect to the matters identified in the proxy.

Securities represented by properly executed Proxies in favour of the persons designated in the form of proxy, provided for voting at the meeting in the absence of any direction to the contrary, will be voted for in favour of the motions proposed to be made at the Meeting as stated in this Circular. Instructions with respect to voting must be respected by the persons designated in the applicable proxies. With respect to amendments or variations to matters identified in the Notice of Annual and General Meeting of Shareholders and with respect to other matters which may properly come before the Meeting, such shares will be voted by the persons so designated in their discretion. At the time of printing this Circular, management of the Company knows of no such amendments, variations or other matters.

ALL AS MORE PARTICULARLY DESCRIBED IN THIS CIRCULAR

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to any amendment, variation or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. IF ANY SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS WHICH ARE NOT NOW KNOWN TO THE MANAGEMENT DESIGNEES SHOULD PROPERLY COME BEFORE THE MEETING, THE COMMON SHARES REPRESENTED BY THE PROXIES HEREBY SOLICITED WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING SUCH PROXIES.

EFFECTIVE DATE

The effective date of this Circular is May 4, 2017.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Corporation, no proposed nominee for election as a director of the Corporation, none of the persons who have been directors or executive officers of the Corporation since the commencement of the Corporation’s last completed financial year, and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting except as disclosed herein.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each shareholder of record will be entitled to one (1) vote for each Common Share held at the Meeting.

Holders of record of the Common Shares of the Corporation on April 20, 2017 (the “Record Date”) will be entitled either to attend the Meeting in person and vote shares held by them at that Meeting or, provided an appropriately completed and executed proxy shall have been delivered to the Corporation as described herein, to attend and vote their shares at the Meeting by proxy. However, if a holder of Common Shares of the Corporation has transferred any shares after the Record Date and the transferee of such shares establishes ownership thereof and makes a written demand, not later than ten (10) days before the Meeting, to be included in the list of Shareholders entitled to vote at the Meeting, the transferee will be entitled to vote such shares.

As of the Record Date, the authorized capital of the Corporation consisted of an unlimited number of Common Shares, of which 19,574,709 Common Shares were issued and outstanding as fully paid and non-assessable as of the Record Date.

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The following table sets forth information with respect to the beneficial ownership of our class of common shares as of April 28, 2017 by:

●	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding common shares;

●	each of our directors and executive officers; and

●	all of our directors and executive officers as a group.

The amounts and percentages of common shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information relating to our 5% beneficial owners is based on information we received from such holders. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise set forth in the footnotes to the table below, the address of persons listed below is c/o Western Uranium Corporation, 700-10 King Street East, Toronto, Ontario, Canada M5C 1C3. Unless otherwise indicated in the footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated common shares.

Name of Beneficial Owner	Number of Common Shares	Percentage of Outstanding Common Shares (1)

5% or Greater Stockholders
George Glasier(2)	5,023,333	26.3%
Baobab Asset Management(3)	4,172,275	21.9%
Siebels Hard Asset Fund Ltd.	1,875,783	9.9%

Directors and Named Executive Officers
George Glasier(2)	5,023,333	26.3%
Russell Fryer(3)	4,172,275	23.4%
Andrew Wilder(4)	409,965	2.1%
Robert Klein(5)	120,000	* %
Michael Skutezky(6)	205,000	1.1%

All executive officers and directors as a group (5 persons)	9,930,573	50.4%

*	Represents holdings of less than 1% of common shares outstanding.

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(1)	Based on 18,940,285 common shares outstanding on March 29, 2017 and, with respect to each individual holder, rights to acquire our common shares exercisable within 60 days of March 29, 2017.
(2)	Consists of 4,873,333 shares of common stock and 150,000 shares of common stock issuable upon the exercise of stock options.
(3)	Consists of 4,022,275 common shares registered in the name of Baobab Asset Management, of which Russell Fryer is the beneficiary and 150,000 common shares issuable upon the exercise of an option held by Mr. Fryer.
(4)	Consists of 259,965 common shares registered in the name of Bedford Bridge Fund, of which Andrew Wilder is the beneficiary, 150,000 common shares issuable upon the exercise of a stock option held by Mr. Wilder.
(5)	Consists of 20,000 common shares and 100,000 common shares issuable upon the exercise of a stock option held by Mr. Klein.
(6)	Consists of 5,000 common shares and 200,000 common shares issuable upon the exercise of a stock option held by Mr. Klein.

FINANCIAL STATEMENTS

The audited consolidated financial statements of the Company for the most recently completed financial year and the report of the auditor thereon will be placed before shareholders at the Meeting for their consideration. No formal action is expected to be taken at the Meeting to approve the financial statements. If any shareholder has questions regarding such financial statements, such questions may be brought forward at the Meeting.

VOTES NECESSARY TO PASS RESOLUTIONS

A simple majority of affirmative votes cast at the Meeting is required to pass the resolutions described herein. If there are more nominees for election as directors or appointment of the Company’s auditor than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected or appointed, as the case may be, until all such vacancies have been filled. If the number of nominees for election or appointment is equal to the number of vacancies to be filled, all such nominees who receive a simple majority of affirmative votes cast at the Meeting will be declared elected or appointed.

MATTER #1-ELECTION OF DIRECTORS

The Articles of the Company currently provide that the number of directors of the Company will be a minimum of three and a maximum of ten. The by-laws of the Company provide that when the articles of the Company provide for a minimum and maximum number of directors, the number of directors within the range specified in the Articles may be determined from time to time by resolution of the Board. The Board has determined that there should be four directors.

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Nominees for Election

The persons listed below are being proposed for nomination for election at the Meeting. The persons named in the accompanying proxy, if not expressly directed otherwise in such proxy, will vote the Common Shares in respect of which they have been appointed proxyholder in favour of the election of those persons listed below as nominees as directors. Each director elected will hold office until the close of the next annual meeting of shareholders of the Company following his election unless his office is earlier vacated in accordance with the by-laws of the Company. Management recommends that shareholders vote in favour of these nominees.

The Board expects management to operate the business of the Company in a manner that enhances shareholder value and is consistent with the highest level of integrity. Management is expected to execute the Company's business plan and to meet performance goals and objectives.

The following table sets out the name of each person proposed to be nominated by management for election as a director, all other positions and offices with the Company and any significant affiliate now held by him, if any, his principal occupation or employment, the period or periods of service as a director of the Company and the approximate number of shares of the Company beneficially owned by him directly or indirectly or over which he exercises control or direction:

Name and Municipality of Residence	Position or Office held with the Issuer and Date Appointed	Principal Occupation during the Preceding Five Years	Number of Common Shares Owned/Controlled
George E. Glasier Naturita, Colorado, USA	Director, President & CEO (November 20, 2014)	Cattle rancher. Previously President and founder of CEO Energy Fuels Inc.	4,873,333
Russell Fryer Greenwich, CT, USA	Director (November 20, 2014)	Investment Advisory Services	4,022,275(1)
Michael Skutezky Toronto, Ontario, CAN	Director, Chairman (November 20, 2014)	Lawyer. Previously General Counsel and Secretary of Century Iron Mines Corporation.	5,000(2)
Andrew Wilder Katonah, NY, USA	Director and Former Chief Financial Officer (May, 2015)	CEO Cross River Group	259,965 (3)
TOTAL SHARES OWNED/CONTROLLED BY MANAGEMENT			9,160,573

(1)	Shares held by Baobab Asset Management LLC, an entity owned and controlled by Mr. Fryer
(2)	Shares held by Rhodes Capital Corporation, an entity owned and controlled by Mr. Skutezky
(3)	Shares held by Bedford Bridge Fund LLC, an entity owned and controlled by Mr. Wilder

Principal Occupation, Business or Employment of Nominees

George E. L. Glasier, J.D., age 73, Director, President and Chief Executive Officer

Mr. Glasier has over 40 years experience in the uranium industry, with extensive experience in sales and marketing; project development and permitting uranium processing facilities. He was an Owner, Director and Vice President of Marketing at Energy Fuels Nuclear, the largest producer of uranium in the United States during the 1980’s. He is the Founder of Energy Fuels Inc. (formerly Volcanic Metals Exploration Inc.) and served as its Chief Executive Officer, President and Director from January 24, 2006 to March 31, 2010. At Energy Fuels, he was responsible for assembling a key management team, acquiring a portfolio of uranium projects, and leading the successful permitting process that culminated in the licensing of the Piñon Ridge Uranium Mill in Western Montrose County, Colorado. Mr. Glasier received his Juris Doctorate and Bachelor of Science/Business Administration from the University of Denver.

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Russell Fryer, age 51, Director

Mr. Fryer has 24 years experience investing in developed and developing markets with a focus on mining and natural resources. With a background in engineering, Mr. Fryer has advised mining companies in pre-production and production stage of mineral output. Mr. Fryer is a director of Ecometals Limited. Previously, Mr. Fryer was a Managing Director at Macquarie Bank. Before Macquarie, Mr. Fryer managed investor capital in the natural resources sector at Baobab Asset Management and North Sound Capital. Throughout his career, Mr. Fryer has also worked with investment banking firms such as Robert Fleming, HSBC and Deutsche Bank. Mr. Fryer holds a Bachelor of Business Administration degree from Newport University in Johannesburg South Africa along with an Advance Degree in International Taxation from Rand Afrikaans University, also in Johannesburg South Africa.

Michael R. Skutezky, age 69, Director

After a career at Royal Bank as Assistant General Counsel, Mr. Skutezky experienced the management side of the business as Senior Vice-President of National Trust Company and as Senior Vice-President and General Counsel of the Romanian subsidiary of Telesysteme International Wireless Corporation. Mr. Skutezky was General Counsel & Corporate Secretary of Century Iron Mines Corporation, a company listed on the TSX. He is currently a lawyer practicing in Toronto, Ontario. Mr. Skutezky is Chairman of Rhodes Capital Corporation, a private merchant bank providing services to the resource and technology industry. Mr. Skutezky graduated from Bishop’s University, Lennoxville (Québec) in 1969 with a Bachelor’s degree in History and Business and from Dalhousie University Law School, Halifax (Nova Scotia) in 1972 with a Bachelor’s degree in law (LLB). He is member of the Law Society of Upper Canada and the Nova Scotia Barristers’ Society, the International Bar Association and the Canadian Bar Association.

Andrew Wilder, age 46, Director

Mr. Wilder is the Founder and CEO of Cross River Advisors. Cross River specializes in providing franchise development expertise and resources to a small group of highly specialized hedge fund and private equity funds. Prior to founding Cross River, Mr. Wilder co-founded and was the COO for Kiski Group, an advisory firm organized in 2009 to help institutions develop their alternative manager platforms by helping vet managers and offer infrastructure solutions in areas of investment and business risk management.  In 2001, Andrew co-founded North Sound Capital LLC, a long/short equity hedge fund manager in Greenwich, CT, as COO and CFO. Launching with $15mm in July of 2001 and reaching $3bn AUM (“Assets Under Management”) and 65 employees within 5 years, Mr. Wilder was responsible for building and overseeing all aspects of the business ex-research.  In 2003, Mr. Wilder also co-founded Columbus Avenue Consulting, an independent fund administration business with 90 clients and $7bn in AUA (“Assets Under Advisement”) when it was subsequently sold in 2012. Mr. Wilder’s prior career included heading operations for C. Blair Asset Management, a $500mm long/short equity hedge fund based in Greenwich, CT, and serving as a Manager in audit of Deloitte & Touche (in their Cayman Islands and Toronto practices).  Mr. Wilder received the Chartered Accountant (Canada) designation, holds the CFA designation, and received an MBA from the University of Toronto and a BA from the University of Western Ontario.

Executive Officers Not Nominated to Serve as Directors

Robert Klein, age 51, Chief Financial Officer

Mr. Klein has served as our Chief Financial Officer since October 19, 2016 and previously served as Western’s Vice President-Finance, taking leading roles in reporting, corporate transactions, and the public listing of the stock on both the CSE and OTCQX. This prior role was through the Cross River Advisors LLC (“Cross River”), where Mr. Klein was the Chief Operating Officer, and began on an Operating Partner basis with the formation of Western’s predecessor, Piñon Ridge Mining, LLC in April 2014. Previously, Mr. Klein was a Managing Director at Analytical Research, a hedge fund and hedge fund of funds research firm which he joined in 2010. He has a broad alternative investment background derived from operating and investment roles directly and through Exeter Analytics, a consulting firm he founded. Among these hedge fund and hedge fund of fund roles he served as the CFO of Five Points Capital, a hedge fund spin-out from Soros Fund Management. Earlier in his career, Mr. Klein worked for traditional institutions including the investment bank and private investment firms of Lehman Brothers and William E. Simon & Sons. Mr. Klein holds the Chartered Financial Analyst® designation, received an M.B.A. from the Robert H. Smith School of Business at the University of Maryland and a B.S. in Accounting from George Mason University.

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Family Relationships

There are no family relationships among our directors and executive officers.

Compliance with Section 16(a) of the U.S. Exchange Act

Based solely upon a review of Form 3 and 4 reports and amendments thereto furnished to us pursuant to Rule 16a-3(d) under the Securities Exchange Act of 1934 (the “Exchange Act”) during the fiscal year ended December 31, 2016 and any Form 5 reports and amendments thereto furnished to us with respect to the fiscal year ended December 31, 2016, as well as any written representation from a reporting person that no Form 5 is required, we are not aware that any officer, director or 10% or greater shareholder failed to file on a timely basis, as disclosed in the aforementioned forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2016.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Issuer, except as described below, no Director or executive officer of the Issuer is, as at the date of the Listing Statement, or has been in the last 10 years before the date of the Listing Statement, a director, chief executive officer or chief financial officer of any company (including the Issuer) that, while that person was acting in that capacity,

(a)	was subject to an order that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)	was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Russell Fryer, who was Chairman and a director of Ecometals Ltd., a TSX Venture Exchange listed company, was the subject of a management cease trade order issued by the British Columbia Securities Commission on July 30, 2013 which was converted into a full cease trade order on October 2, 2013 for failure of the Issuer to file its audited financial statements for the year ended March 31, 2013. To date, the cease trade order is still in effect. Mr. Fryer continues to serve on the Board of Directors of this company.

George E. Glasier was President and Chief Executive Officer, and Michael Skutezky was General Counsel and Secretary, of Energy Fuels Inc. in February 2007 when this corporation was subject to a management cease trade order for failure to file the September 30, 2006 year-end financial statements in a timely manner. The delay with this filing resulted from of a change of Chief Financial Officer for this company. Upon the filing of the 2006 financial statements in March 2007, the management cease trade order was lifted.

Mr. Skutezky was also Secretary of Lakota Resources Inc. in May 2009, when the British Columbia Securities Commission and the Ontario Securities Commission issued a cease trade order in connection with the late filing of 2008 annual financial statements and related management’s discussion and analysis. Upon the filing of the 2008 financial statements in May 2011, the cease trade order was lifted.

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To the knowledge of the Issuer, no Director or executive officer of the Issuer or a Shareholder holding a sufficient number of securities of the Issuer to affect materially the control of the Issuer:

(a)	is, as at the date of the Listing Statement, or has been within the 10 years before the date of the Listing Statement, a director or executive officer of any company (including the Issuer) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)	has, within 10 years before the date of the Listing Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

Penalties or Sanctions

To the knowledge of the Issuer, none of the Directors or officers of the Issuer have been subject to any penalties or sanctions imposed by a court relating to Canadian securities legislation or by a Canadian securities regulatory authority or have entered into a settlement agreement with a Canadian securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor making an investment decision.

Individual Bankruptcies

None of the Directors or executive officers of the Issuer has, within the ten (10) years prior to the date hereof, been declared bankrupt or made a voluntary assignment in bankruptcy, made a proposal under any legislation relating to bankruptcy or insolvency or been subject to or instituted any proceedings, arrangement, or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Involvement of Officers and Directors in Certain Legal Proceedings

None of our officers or directors has filed for bankruptcy, been convicted in a criminal proceeding or been the subject of any order, judgment, or decree permanently, temporarily, or otherwise limiting activities (1) in connection with the sale or purchase of any security or commodity or in connection with any violation of U.S. federal or state securities laws or U.S. Federal commodities laws, (2) engaging in any type of business practice, or (3) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the U.S. Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity.

Conflicts of Interest

The Board of Directors of the Issuer are required by law to act honestly and in good faith with a view to the best interests of the Issuer and to disclose any interests which they may have in any project or opportunity of the Issuer. If a conflict arises, any Director in a conflict will disclose his interest and abstain from voting on such matter at a meeting of the Board of Directors.

To the best of the Issuer’s knowledge and other than as disclosed herein, there are no existing or potential conflicts of interest among the Issuer, its promoters, Directors, officers or other members of management of the Issuer except that certain of the Directors, officers, promoters and other members of management serve as directors, officers, promoters and members of management of other public companies and therefore it is possible that a conflict may arise between their duties as a director, officer, promoter or member of management of such other companies and their duties as a Director, officer, promoter or member of management of the Issuer.

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The Directors and officers of the Issuer are aware of the existence of laws governing accountability of directors and officers for corporate opportunity and requiring disclosure by Directors of conflicts of interest and the Issuer will rely upon such laws in respect of any Directors’ and officers’ conflicts of interest or in respect of any breaches of duty to any of its Directors and officers.

DIRECTOR AND NAMED EXECUTIVE COMPENSATION

Basis of Reporting

Western Uranium Corporation was created on November 20, 2014 when Homeland Uranium Inc. changed its name subsequent to a reverse takeover of Homeland Uranium Inc. by Pinon Ridge Mining LLC. As part of that process, Homeland Uranium Inc. acquired 100% of the members' interests of Pinon Ridge Mining LLC and subsequent to obtaining appropriate shareholder approvals, the Company reconstituted its Board of Directors and senior management team. Homeland Uranium Inc. was formerly a non-listed reporting issuer subject to the rules and regulations of the Ontario Securities Commission. Concurrent with the reverse takeover, the Company completed a listing process on the Canadian Securities Exchange.

In March 2015, Western Uranium Corporation and Black Range Minerals Limited entered into a definitive Merger Implementation Agreement, pursuant to which Western agreed to acquire all of the issued shares of Black Range by way of Scheme of Arrangement under the Australian Corporations Act 2001. On September 16, 2015 Western Uranium Corporation completed its takeover of Black Range Minerals Limited, an Australian company that was listed on the ASX until the acquisition was completed.

On May 23, 2016, the Company's common stock was approved for the commencement of trading on the OTCQX Best Market under the symbol “WSTRF”, and thereafter became an SEC reporting company June 27, 2016. Western's common shares continue to trade on the Canadian Securities Exchange (CSE) under the symbol "WUC". As a result of the transition to an SEC reporting company, Western Uranium Corporation has begun presenting its consolidated financial statements in accordance with United States generally accepted accounting principles (U.S. GAAP) replacing the former International Financial Reporting Standards (IFRS) presentation.

Consequently, the disclosure in this section is being presented in accordance with both the rules of the U.S. Securities Exchange and the Ontario Securities Commission. Thus in order to comply with both regulatory regimes and conform to its financial statement presentation a reporting currency of U.S. dollars is utilized in all the tables.

Set out below are particulars of compensation paid to the following persons, who are the “Issuer’s Named Executive Officers”,

(a) the Company’s Chief Executive Officer (“CEO”); and

(b) the Company’s Chief Financial Officer (“CFO”);

(c) as well as to the Issuer’s Directors.

Compensation Discussion and Analysis

The Company’s approach to executive compensation has been to provide suitable compensation for executives that is internally equitable, externally competitive and reflects individual achievement. The Company maintains compensation arrangements designed to attract and retain highly qualified individuals in the junior exploration mining industry who are able and capable of carrying out the objectives of the Company.

The Company’s compensation arrangements for the Named Executive Officers may, in addition to salary, include compensation in the form of bonuses and, over a longer term, benefits arising from the grant of stock options in the Company (the “Stock Options”).

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During 2015 and 2016 Stock Options were granted to the Named Executive Officers. See “Option-based awards” and “Summary of Stock Option Plan”. As part of the reverse takeover offer, the unexercised and outstanding Stock Options granted in 2013 and 2014 were cancelled as a result of the reverse takeover transaction with Homeland Uranium Inc. effective November 20, 2014. Consequently, there were no issued Stock Options outstanding as of December 31, 2015.

On October 4, 2016, the Company granted options under the Plan for the purchase of an aggregate of 1,075,000 shares of common stock to ten individuals consisting of officers, consultants, directors and employees of the Company. The options have a five year term, an exercise price of CAD $2.50 (USD $1.90), and vest equally in thirds commencing initially on the date of grant and thereafter on October 31, 2016, and March 31, 2017.

As the Company is small in size the responsibilities of a Compensation Committee are assumed by the Board of Directors as a whole regarding the compensation of directors and executives. It is therefore the full Board of Directors that determines compensation to directors and executive officers. Determination of the amount or form of Director and executive compensation is made on the recommendation by the Chief Executive Officer to the Board of Directors.

Option Based Awards

The purpose of the Stock Option plan is to allow the Company to grant Stock Options to directors, officers, employees and consultants, as additional compensation, and as an opportunity to participate in the success of the Company. The granting of such Stock Options is intended to align the interests of such persons with that of the shareholders.

Compensation Table

The table below sets out information concerning the compensation earned or awarded to the Company Named Executive Officers and Directors during the financial years from ended December 31, 2015 and 2016.

	Table of compensation excluding compensation securities
Name and position	Year	Salary, consulting fee, retainer or commission (USD$)	Bonus (USD$)	Committee or meeting fees (USD$)	Value of prerequisites (USD$)	Option-based awards (USD$)	Value of all other compensation (USD$)	Total compensation (USD$)
George Glasier(1)	2016	0	0	0	0	39,852	0	39,852
Chief Executive Officer, President and Director	2015	0	0	0	0	0	0	0
Robert Klein(2)	2016	24,000	0	0	0	26,568	0	50,568
Chief Financial Officer	2015	0	0	0	0	0	0	0
Andrew Wilder(3)	2016	94,351	0	0	0	39,852	0	134,203
Director and Former Chief Financial Officer	2015	119,500	0	0	0	0	0	119,500
Michael Skutezky(4)	2016	47,661	0	0	0	53,135	0	100,796
Chairman and Director	2015	43,657	0	0	0	0	0	43,657
Russell Fryer(5)	2016	149,244	0	0	0	39,852	0	189,096
Director	2015	0	0	0	0	0	0	0

Notes:

(1)	On October 4, 2016, Mr. Glasier was granted an option to purchase 150,000 shares of our common stock at an exercise price of CAD $2.50 per share which expires five years from the date of issuance. These options vest in thirds in equal installments on the date of grant, October 31, 2016 and March 31, 2017.

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(2)	On October 19, 2016, Mr. Robert Klein was appointed to serve as Chief Financial Officer. Effective, October 1, 2016, Western entered into a consulting agreement with Bedford Bridge Fund LLC (“Bedford Bridge”) and Robert Klein, pursuant to which Western retained Bedford Bridge to provide financial operating services for the Company and retained Mr. Klein to serve as Chief Financial Officer of the Company, both subject to Board approval. On March 26, 2017, the Company provided notice that it would be cancelling this agreement, effective April 30, 2017. On October 4, 2016, Mr. Klein was granted an option to purchase 100,000 shares of our common stock at an exercise price of CAD $2.50 per share which expires five years from the date of issuance. These options vest in thirds in equal installments on the date of grant, October 31, 2016 and March 31, 2017.
(3)	Mr. Wilder served as Chief Financial Officer prior to October 19, 2016. Mr. Wilder is the Founder and Chief Executive Officer of Cross River, a Connecticut company that provided accounting and management services to the Company. During the year ended December 31, 2015, the Company incurred consulting fees of $119,500 to Cross River. Mr. Wilder received no compensation from the Company other than fees received through Cross River. On October 4, 2016, Mr. Wilder was granted an option to purchase 150,000 shares of our common stock at an exercise price of CAD $2.50 per share which expires five years from the date of issuance. These options vest in thirds in equal installments on the date of grant, October 31, 2016 and March 31, 2017.
(4)	Mr. Skutezky is the Owner of Rhodes Capital Corporation (“Rhodes Capital”) and Michael R. Skutezky BA LLB. Professional Corporation. These companies provide consulting services to the Company. During the year ended December 31, 2016, the Company incurred $47,661 to these companies, consisting of $44,640 in consulting fees and $3,021 in director fees for Mr. Skutezky’s services. On October 4, 2016, Mr. Skutezky was granted an option to purchase 200,000 shares of our common stock at an exercise price of CAD $2.50 per share which expires five years from the date of issuance. These options vest in thirds in equal installments on the date of grant, October 31, 2016 and March 31, 2017.
(5)	Mr. Fryer is the Chief Investment Officer of Baobab Asset Management LLC (“Baobab”). Baobab provides consulting services to the Company. During the year ended December 31, 2016, the Company incurred $149,244 of consulting fees to Baobab. On October 4, 2016, Mr. Fryer was granted an option to purchase 150,000 shares of our common stock at an exercise price of CAD $2.50 per share which expires five years from the date of issuance. These options vest in thirds in equal installments on the date of grant, October 31, 2016 and March 31, 2017.

Incentive Plan Awards

The Company issued 1,075,000 stock options to a number of officers, consultants, directors and employees of the in the year ended December 31, 2016. Please see below chart for the options issued to named executive officers and directors of the Company.

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Stock Options and Other Compensation Securities

Exercise of Compensation Securities by Directors and NEOs
Name and position	Type of compensation security	Number of compensation securities, number of underlying securities, and percentage of class	Date of issue or grant	Issue, conversion or exercise price (USD$)	Closing price of security or underlying security on date of grant (USD$)	Closing price of security or underlying security at year end December 31, 2015 (USD$)	Expiry date
George Glasier Chief Executive Officer, President and Director	Stock Options	150,000	10/4/2016	USD$1.90	USD$1.25	USD$1.2471	3/31/2022
Andrew Wilder Director	Stock Options	150,000	10/4/2016	USD$1.90	USD$1.25	USD$1.2471	3/31/2022
Michael Skutezky Independent Chairman and Director	Stock Options	200,000	10/4/2016	USD$1.90	USD$1.25	USD$1.2471	3/31/2022
Russell Fryer Director	Stock Options	150,000	10/4/2016	USD$1.90	USD$1.25	USD$1.2471	3/31/2022
Robert Klein Chief Financial Officer	Stock Options	100,000	10/4/2016	USD$1.90	USD$1.25	USD$1.2471	3/31/2022

Summary of Stock Option Plan

The Issuer maintains a stock option plan (the "Plan") for its directors, officers, consultants and employees. All previously issued Stock Options awarded by Homeland Uranium Inc. were cancelled pursuant to the reverse takeover with Homeland Uranium Inc.

As a result of the acquisition of Black Range Minerals Limited (the “Black Range Transaction”), options previously issued by Black Range were cancelled and new options were granted as follows to the former Black Range officers and directors:

Number of Options	Exercise Price	Expiration Date
40,000	C$9.00	January 10, 2018
23,332	C$15.00	March 12, 2018
59,998	C$5.25	July 20, 2019
148,666	C$4.80	November 27, 2019
1,075,000	C$2.50	October 4, 2021

The Company’s maintains an Incentive Stock Option Plan which permits the granting of stock options as incentive compensation. This plan was approved by shareholders on June 30, 2008 and amendments to the plan were approved by shareholders on June 20, 2013, and the Board of Directors approved additional changes to the Plan on September 12, 2016.

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On October 4, 2016, the Company granted an aggregate of 1,075,000 options to purchase common shares to a number of officers, consultants, directors and employees of the Company under the Company’s Incentive Stock Option Plan. The options shall have an exercise price of Cdn.$2.50 vesting equally over three years commencing initially on the date of grant and thereafter on October 31, 2016, and March 31, 2017 with a five-year term from the date of vesting.

The purpose of the Plan is to attract, retain and motivate directors, management, staff and consultants by providing them with the opportunity, through Stock Options, to acquire a proprietary interest in the Issuer and benefit from its growth.

The Plan provides for the aggregate number of Common Shares for which Stock Options may be granted will not exceed 10% of the issued and outstanding Common Shares at the time Stock Options are granted. At December 31, 2016 there were 18,886,497 common shares outstanding and 1,346,996 Stock Options outstanding (271,996 options issued to replace the stock options of Black Range Minerals Limited and 1,075,000 issued to a number of officers, consultants, directors and employees of the Company). Consequently at that date the maximum number of Stock Options eligible for issue may not convert into an aggregate of more than|1,888,650 Common Shares under the provisions of the Plan which represents 10% of the current issued and outstanding Common Shares. As at the date of this document, there were 1,346,996 Stock Options to purchase common shares currently outstanding, and after the issuance of 53,788 and 634,424 respectively shares in a shares-for-debt in February 2017 and in a private placement in March 2017 there are therefore 1,957,470 Common Shares available for issuance under the Plan.

A Stock Option exercise price shall not be less than the most recent share issuance price. The maximum term is five years. There are no specific vesting provisions under the Plan. Options are non-assignable and non-transferable except that Stock Options may be transferred to the spouse of an optionee or to the registered retirement savings plan or registered pension plan of an optionee.

The Plan provides if the optionee's employment is terminated for any reason, or if the service of a director, senior executive or consultant of the Issuer who is an optionee is terminated, any vested Stock Option of such optionee may be exercised during a period of ninety (90) days following the date of termination of such employment or service, as the case may be In the case of an optionee's death, any vested Stock Option of such optionee at the time of death may be exercised by his or her heirs or legatees or their liquidator during a period of 365 days following such optionee's death.

The total number of Common Shares issuable to any one person during a 12-month period may not exceed five percent (5%) of the total number of Common Shares issued and outstanding. Options granted to Consultants providing investor relations activities must vest over 12 months in stages of no more than 25% in any three month period. Also, in any 12-month period, no options exercisable for more than 2% of the Issuer’s issued and outstanding shares may be awarded to Consultants or employees conducting investor relations activities. The Plan provides that where options are cancelled or lapse under the Plan, the associated Common Shares become available again and new options may be granted in respect thereof in accordance with the provisions of the Plan.

The Board may make any amendment to the Plan, without shareholder approval, except: (i) an increase in the number of Common Shares reserved for issue under the Plan; and (ii) a reduction in the exercise price or the extension of the expiry date of an option held by an insider.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by securityholders	1,346,996*	USD$2.37	276,077
Equity compensation plans not approved by securityholders	Nil	Nil	Nil
Total	1,346,996	USD$2.37	276,077

*	As of December 31, 2016.

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Corporate Governance Disclosure

Corporate governance refers to the policies and structure of the board of directors of a company, whose members are elected by and accountable to the shareholders of the Company. Corporate governance encourages establishing a reasonable degree of independence of the board of directors from executive management and the adoption of policies to ensure the board of directors recognizes the principles of good management. The Board believes that good corporate governance improves corporate performance and benefits all shareholders and is committed to sound corporate governance practices.

The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 – Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA have implemented National Instrument 58-101 – Disclosure of Corporate Governance Practices, which prescribes certain disclosure by the Corporation of its corporate governance practices. This section sets out the Corporation’s approach to corporate governance and addresses the Corporation’s compliance with Form 58-101F2 – Corporate Governance Disclosure.

Board of Directors

The Board of the Company facilitates its exercise of independent supervision over management by ensuring representation on the Board by directors who are independent of management and by promoting frequent interaction and feedback.

Directors are considered to be independent if they have no direct or indirect material relationship with the Company. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of a director’s independent judgment.

The Company's Board currently consists of four directors. Among this group, one of whom, Michael Skutezky is independent based upon the tests for independence set forth in Multilateral Instrument 52-110 Audit Committees.

SEC rules require a separate determination of independence of the Company’s directors based on the definition of independence of a U.S. national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be independent. Under Rule 5605(a)(2) of the Nasdaq Listing Rules, one director of the Company, Michael Skutezky, would be considered an independent director. Under Rule 5605(c)(2) relating to audit committee composition, no directors of the Company would be considered independent because all directors have received compensation other than just compensation for service as a director.

Directorships

Certain of the directors of the Company are also directors of other reporting issuers. Other than as set out below, none of the directors of the Company serves on the board of directors of any other reporting issuer with any other director of the Company. The following table indicates which directors are also directors of other reporting issuers (or equivalent) in a Canadian jurisdiction or a foreign jurisdiction:

Name	Name of Reporting issuer	Name of Exchange or Market	Position
Russell Fryer	Ecometals Limited	TSX Venture Exchange	Director

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Compensation of Directors

The Company’s Board consisted of four directors as of December 31, 2016, one of whom, Michael Skutezky is independent based upon the tests for independence set forth in Multilateral Instrument 52-110 Audit Committees. The other directors, Russell Fryer and George Glasier either hold an executive position or are a material shareholders of Western Uranium Corporation and therefore are not considered independent based upon the tests for independence set forth in NI 52-110. On January 6th 2015 Andrew Wilder was appointed director. On May 4, 2015 Mr. Wilder was appointed Chief Financial Officer and as such is not an independent director. On October 19, 2016, Robert Klein replaced Mr. Wilder as Chief Financial Officer of the Company. Mr. Wilder remains as director.

Other Arrangements

Other than Mr. Skutezky as disclosed in the table on page 11, none of the directors of the Company were compensated in their capacity as a director of the Company during the years ended December 31, 2015 and 2016 pursuant to any other arrangement or in lieu of any standard compensation arrangement.

Outstanding Share-Based Awards and Option-Based Awards

There is no Outstanding Share-Based Awards and Option-Based Awards for NEO or executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries.

Orientation and Continuing Education

The Company does not currently have a formal orientation program for new directors. The Board has not taken any measures to provide continuing education for the directors.

Ethical Business Conduct

The Board adopted a written Code of Conduct at a meeting of the board of directors on September 12, 2015.

Nomination of Directors

Because of the small size and early stage of the Company, the Company does not have a standing nominating committee. Directors are nominated by the Board of Directors, which considers individual director qualifications as a whole.

Pension Plan Benefits

There is no pension plan benefit for any NEO or executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries.

Termination and Change of Control Benefits

Russell Fryer, George Glasier, Michael Skutezky and Andrew Wilder were elected as directors of the Company at the Annual General Meeting held in Toronto, Ontario Canada on July 25, 2016.

Attendance of Directors at Meetings

Nine meetings of the Board of Directors were held in 2016, and all directors attended all such meetings.

The Company does not have a policy regarding attendance of directors at shareholder meetings. All directors were in attendance at the Company’s annual general meeting held on July 25, 2016. All directors have indicated that they intend to attend the Meeting on June 7, 2017.

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INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, nominee for election as a director, executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries, or any of their associates or other member of management of the Company, was indebted to the Company at any time since the beginning of the most recently completed financial year or as at the date hereof.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

An informed person is one who generally speaking is a director or executive officer or a 10% shareholder of the Company. To the knowledge of management of the Company, no informed person or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest in any transaction involving the Company since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

MATTER #2-APPOINTMENT OF AUDITOR

Management of the Company will propose the reappointment of MNP LLP of Toronto, Ontario as Auditors of the Company to hold office until the next annual general meeting of the Company and will also propose that the Directors be authorized to fix the remuneration to be paid to the Auditor. MNP LLP was first appointed as independent auditors of the Company at the July 18, 2014 shareholder meeting.

A representative of Western's auditors is expected to be present at the Meeting, will have the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

MANAGEMENT CONTRACTS

Pursuant to a consulting agreement, a United States limited liability company owned by a person who is a director and until October 19, 2016, was the Company’s CFO, entered into a contract with the Company effective January 1, 2015 (“January 2015 Agreement”) to provide financial and consulting services at an annual consultant fee of $100,000. The contract had a term of one year. On October 21, 2015, the Company entered into an additional agreement with this same company to provide additional services to the Company, for the term of October through December 2015 for a monthly fee of $6,500. On January 1, 2016, the Company entered into an agreement with a different United States limited liability company owned by the same director (“January 2016 Agreement”) to provide financial and other consulting services at $8,333 per month. Pursuant to a consulting agreement, the January 2016 Agreement was cancelled and a new agreement was entered into between the Company, a United States limited liability company owned by the same director as the January 2016 Agreement and Robert Klein (“October 2016 Agreement”) to provide financial operating services and to have Mr. Klein serve as the Chief Financial Officer. The term of the October 2016 Agreement runs through July 31, 2017 and has an annual fee of $162,000 payable monthly, starting on October 1, 2016. On March 26, 2017, the Company provided notice that it would be cancelling the October 2016 Agreement, effective April 30, 2017. During the years ended December 31, 2016 and 2015, the Company incurred fees of $94,351 and $119,500, respectively, to these companies.

An entity controlled by Michael Skutezky entered into a contract with the Company effective January 1, 2015 for the provision of consulting services at a monthly rate of C$4,000.

Pursuant to a consulting agreement, a US limited liability company – Baobab Asset Management LLC owned by Russell Fryer who is a director entered into a consulting contract with the Company effective April 1, 2016 to provide financial, advisory, and consulting services, including representing the Company to a variety of stakeholders for a six month term ending on September 30, 2016. On October 1, 2016, this agreement was extended through January 31, 2017. Professional fees for the year ended December 31, 2016 were $149,244, related to this agreement.

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TRANSACTIONS WITH RELATED PERSONS

Rhodes Capital Corporation, and Michael R. Skutezky BA LLB, entities controlled by Michael Skutezky, a member of the Board of Directors, earned consulting fees totaling $47,660 and $43,657 for the years ended December 31, 2016 and 2015, respectively. Mr. Skutezky also earned director fees totaling $3,021 and $6,235 during the years ended December 31, 2016 and December 31, 2015. As of December 31, 2016 and December 31, 2015, the Company has $0 and $5,074, respectively, in accounts payable and accrued liabilities owing to this director.

Pursuant to a consulting agreement, Cross River, entered into a contract with the Company effective January 1, 2015 to provide financial and consulting services at an annual consultant fee of $100,000. The contract had a term of one year. On October 21, 2015, the Company entered into an additional agreement with this same company to provide additional services to the Company, for the term of October through December of 2015, for a monthly fee of $6,500. On January 1, 2016, the Company entered into an agreement with Bedford Bridge, a different US limited liability company owned by the same director, to provide financial and other consulting services at $8,333 per month. In October 2016, this contract was cancelled and a new agreement was entered into between the Company, Bedford Bridge and Mr. Robert Klein (the “October 2016 Agreement”) to provide financial operating services and to have Mr. Klein serve as the Chief Financial Officer. The October 2016 Agreement provided for an annual fee of $162,000 payable monthly. On March 26, 2017, the Company provided notice that it would be cancelling the October 2016 Agreement, effective April 30, 2017. During the years ended December 31, 2016 and 2015, the Company incurred fees of $94,351 and $119,500, respectively, to these companies. At December 31, 2016 and December 31, 2015, the Company had $0 and $14,833, respectively, included in accounts payable and accrued liabilities payable to these companies.

In connection with the acquisition of Black Range on September 16, 2015, (1) common shares issued to the former shareholders of Black Range included 33,333 common shares issued to George Glasier, our President, Chief Executive Officer and a director, and (2) liabilities assumed in the acquisition of Black Range included the assumption of an obligation in the amount of AUD $500,000 (USD $372,000) also payable to George Glasier, contingent upon the commercialization of the Ablation technology.

Pursuant to a consulting agreement, Baobab, a US limited liability company owned by Russell Fryer, who is a director, entered into a consulting contract with the Company effective April 1, 2016 to provide financial, advisory, and consulting services, including representing the Company to a variety of stakeholders for a six month term ending on September 30, 2016. On October 1, 2016, this agreement was extended to January 31, 2017. Professional fees for the year ended December 31, 2016 were $149,244, related to this agreement. As of December 31, 2016 and December 31, 2015, the Company had $0 and $0, respectively, included in accounts payable and accrued expenses payable to this entity.

On November 2, 2016, the Company entered into a letter of intent (“LOI”) with Pinon Ridge Corporation (“Pinon Ridge”) for use of its Ablation technology at the permitted uranium recovery facilities at the Pinon Ridge Mill site. The LOI provides for the processing of all of Western’s ore produced by its mines in the region at the mill site to produce U308 and vanadium utilizing both the application of ablation mining technology and traditional milling techniques, at a cost to be determined in a definitive agreement. The Pinon Ridge Mill license is held by Pinon Ridge Resources Corporation, a wholly owned subsidiary of Pinon Ridge. The LOI is subject to the signing of a definitive agreement between the parties, which was contemplated to be completed on or before April 30, 2017. The LOI provided for Western to make a $40,000 deposit payment to Pinon Ridge on or before December 1, 2016, and pay all Pinon Ridge pre-development costs incurred going forward. The terms of the definitive agreement will provide for a formula agreed between the parties to determine how Pinon Ridge will be reimbursed for previously paid pre-development costs incurred prior to the signing of the LOI. All pre-development costs to be paid prior to the signing of a definitive agreement by Western will be restricted to the payment and/or reimbursement of arm’s length transactions paid to third parties subsequent to January 1, 2014, less the initial deposit payment. The terms of the definitive agreement will set out a formula to fairly compensate each party for their respective contributions. Pinon Ridge is a Colorado corporation. George Glasier, who is the President and CEO and a director of Western, is a director, the sole officer, and a principal owner of Pinon Ridge. Russell Fryer, who is a director of Western, is a director and a principal beneficial owner of Pinon Ridge through Baobab Asset Management LLC. Andrew Wilder, who is a director of Western, is a beneficial owner of Pinon Ridge through Bedford Bridge.

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AUDIT COMMITTEE

The Board of Directors did not have a standing audit committee during 2016. The Board of Directors as a whole was responsible for all responsibilities generally assigned to an audit committee.

The Board established an audit committee on April 25, 2017.

Audit Committee Charter

The full text of the Company’s Audit Committee Charter is set out in Schedule “A” hereto.

Composition of the Audit Committee

National Instrument 52-110 (“NI 52-110”) requires the Company, as a venture issuer, to disclose in its management information circular certain information concerning the constitution of audit committee (the “Audit Committee”) and its relationship with its Independent Auditor.

The Audit Committee is currently composed of Messrs. Andrew Wilder (Chair), Russell Fryer and Michael Skutezky. As defined in NI 52-110, Michael Skutezky is the only independent member of the Audit Committee.

All current members of the Audit Committee are considered to be financially literate.

The Chair of the Audit Committee, Andrew Wilder, who has previously served as Western’s Chief Financial Officer, qualifies as an “audit committee financial expert”, as defined by the SEC.

Mr. Andrew Wilder is the Founder and CEO of Cross River Advisors. Cross River specializes in providing franchise development expertise and resources to a small group of highly specialized hedge fund and private equity funds. Mr. Wilder has served as a CFO of the Company between May 2015 and October 2016 Mr. Wilder received the Chartered Accountant (Canada) designation, holds the CFA designation, and received an MBA from the University of Toronto and a BA from the University of Western Ontario. His experience provides him with an excellent understanding relevant to the preparation, audit and analysis of financial statements of businesses and financial matters, as well as an understanding of the importance of controls and procedures for financial reporting.

Mr. Russell Fryer has 25 years’ experience investing in developed and developing markets with a focus on mining and natural resources. With a background in engineering, Mr. Fryer has advised mining companies in pre-production and production stage of mineral output. Mr. Fryer is a director of Ecometals Limited. Previously, Mr. Fryer was a Managing Director at Macquarie Bank. Before Macquarie, Mr. Fryer managed investor capital in the natural resources sector at Baobab Asset Management and North Sound Capital. This background provides him with significant experience in relation to the preparation, audit and analysis of financial statements of corporations such as the Company, as well as with the internal controls and procedures for financial reporting that are in place within such corporations.

Mr. Michael Skutezky is currently a lawyer practicing in Toronto, Ontario. Mr. Skutezky is Chairman of Rhodes Capital Corporation, a private merchant bank providing services to the resource and technology industry. After a career at Royal Bank as Assistant General Counsel, Mr. Skutezky experienced the management side of the business as Senior Vice-President of National Trust Company and as Senior Vice-President and General Counsel of the Romanian subsidiary of Telesysteme International Wireless Corporation. Mr. Skutezky was General Counsel & Corporate Secretary of Century Iron Mines Corporation, a company listed on the TSX. His background as in-house lawyer and board member provides him with significant experience in relation to the preparation, audit and analysis of financial statements of corporations such as the Company, as well as with the internal controls and procedures for financial reporting that are in place within such corporations.

Audit Committee Oversight

There have been no recommendations of the Audit Committee, since the commencement of the Company’s most recently completed financial year, which the Board has not adopted.

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Pre-Approval Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services.

External Auditor Services Fees

The following table sets out the aggregate fees billed by the Company’s external auditor in each of the last two financial years for which the audit has been completed.

Category of Fees	Year Ended December 31, 2015(5)	Year Ended December 31, 2016(6)
Audit Fees(1)	$18,003	$33,485
Audit-Related Fees(2)	$0	$31,717
Tax Fees(3)	$7,248	$26,141
All Other Fees(4)	$1,768	$6,394

(1)	Aggregate fees billed by the Company’s external auditor in the fiscal year for audit services.
(2)	Aggregate fees billed in the fiscal year for assurance and related services by the Company’s external auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements.
(3)	Aggregate fees billed in the fiscal year for professional services rendered by the Company’s external auditor for tax compliance, tax advice, and tax planning.
(4)	Aggregate fees billed in each of the last two fiscal years for products and services provided by the Company’s external auditor, other than the services reported in the rows above.
(5)	2015 aggregate fees billed in Canadian dollars and converted to U.S. dollars at the 12/31/2015 conversion rate used in the corresponding financial statements of 0.7201.
(6)	2016 aggregate fees billed in Canadian dollars and converted to U.S. dollars at the 12/31/2016 conversion rate used in the corresponding financial statements of 0.7441.

AUDITORS, TRANSFER AGENT AND REGISTRAR

The Company's current auditor is MNP LLP, 50 Burnhamthorpe Road West, Suite 900, Mississauga , ON L5B 3C2.

Capital Transfer Agency Inc., 105 Adelaide Street West, Suite 1101, Toronto, ON M5H 1P9, has been appointed as the Company’s registrar and transfer agent.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed in this management information circular, no director or officer of the Company, no proposed nominee for election to the Board, no person owning or exercising control over more than 10% of the Company’s issued and outstanding shares, and no associate or affiliate of any such person has had any material interest, direct or indirect, in any material transaction involving the Company since the commencement of the most recent completed financial year.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Pursuant to U.S. Securities and Exchange Commission (“SEC”) Rule 14a-8, shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next meeting of shareholders. To be eligible for inclusion in our 2018 information circular, your proposal must be received by us no later than 120 days before May 4, 2018 and must otherwise comply with Rule 14a-8. While our Board will consider shareholder proposals, we reserve the right to omit from our proxy statement relating to our 2018 meeting shareholder proposals that we are not required to include under applicable law, including Rule 14a-8.

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Any shareholder wishing to deliver such proposals or otherwise communicate with members of the Board of Directors may send their communications to the Chairman of the Board at 10 King Street East, Suite 700, Toronto, Ontario M5C 1C3.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “Annual Report”) is being provided to shareholders as part of the Meeting Materials and serves as the annual report to security holders required to be delivered pursuant to Securities and Exchange Commission (“SEC”) Rule 14a-3(b).

ADDITIONAL INFORMATION

Additional information concerning the Corporation can be obtained from www.sedar.com, on the SEC website at www.sec.gov, and on the CSE at www.thecse.com. Shareholders of the Corporation may contact the Corporation to request copies of our financial statements and Management’s Discussion and Analysis. Financial information is provided in the Corporation’s financial statements and Management’s Discussion and Analysis for the year ended December 31, 2016.

APPROVAL OF DIRECTORS

The Circular and the mailing of same to Shareholders have been approved by the Board of Directors of the Corporation.

DATED the 4th day of May, 2017.

BY ORDER OF THE
BOARD OF DIRECTORS

George Glasier
President and Chief Executive Officer

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Schedule “A”

Western Uranium Corporation

Charter of the Audit Committee of the Board of Directors

1.	PURPOSE AND PRIMARY RESPONSIBILITY

1.1         This Charter sets out the Audit Committee’s purpose, composition, member qualification, member appointment and removal, responsibilities, operations, manner of reporting to the Board of Directors (the “Board”) of Western Uranium Corporation and its subsidiaries (the “Company”), annual evaluation and compliance with this Charter.

1.2         The primary responsibility of the Audit Committee is for oversight of the Company's financial reporting process, on behalf of the Board. This includes oversight responsibility for financial reporting and continuous disclosure, oversight of external audit activities, oversight of financial risk and financial management control, and oversight responsibility for compliance with applicable laws in the area of financial reporting, as well as complaint procedures. The Audit Committee is also responsible for other matters as set out in this charter or as may be directed by the Board from time to time.

2.	MEMBERSHIP

2.1         Each member of the Audit Committee must be a Director of the Company.

2.2         The Audit Committee will consist of at least three members, all of whom shall be financially literate. An Audit Committee member who is not financially literate may be appointed to the Audit Committee, provided the member becomes financially literate within a reasonable period of time following his or her appointment.

2.3         The members of the Audit Committee will be appointed annually (and from time to time thereafter to fill vacancies on the Audit Committee) by the Board. An Audit Committee member may be removed or replaced at any time at the discretion of the Board.

3.	AUTHORITY

3.1         The Audit Committee shall have the resources and authority to carry out the duties and responsibilities included in this Charter, including the authority to:

a)	engage, and set the compensation for, external counsel and other advisors as it determines necessary to carry out its duties and responsibilities and any such consultants or professional advisors retained by the Audit Committee will report directly to the Audit Committee;

b)	communicate directly with management and any internal auditor, and with the external auditor without management involvement; and

c)	incur ordinary administrative expenses that are necessary or appropriate in carrying out its duties, such expenses to be paid for by the Company.

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4.	DUTIES AND RESPONSIBILITIES

4.1	The duties and responsibilities of the Audit Committee include responsibility to:

Oversight of the External Auditor

(a)	recommend to the Board the external auditor to be nominated by the Board;

(b)	recommend to the Board the compensation of the external auditor, to be paid by the Company, in connection with (i) preparing and issuing the audit report on the Company’s financial statements, and (ii) performing other audit, review or attestation services;

(c)	review the external auditor’s annual audit plan, fee schedule and any related services proposals (including meeting with the external auditor to discuss any deviations from or changes to the original audit plan, as well as to ensure that no management restrictions have been placed on the scope and extent of the audit examinations by the external auditor or the reporting of their findings to the Audit Committee);

(d)	oversee the work of the external auditor;

(e)	evaluate and report to the Board with regard to the independence and performance of the external auditors, including an evaluation of the lead partner, consideration of a rotation of the lead partner of the external auditor and the audit firm itself and, if necessary, make recommendations to the Board to take additional action to satisfy itself of the qualifications, performance and independence of the external auditor;

(f)	review and discuss with management and the external auditor the external auditor’s written communications to the Audit Committee in accordance with generally accepted auditing standards and other applicable regulatory requirements arising from the annual audit and quarterly review engagements;

(g)	resolve disputes between management and the external auditor regarding financial reporting;

(h)	review and discuss with management and the external auditor major issues regarding accounting principles and financial statement presentation, including any significant changes in the selection or application of accounting principles to be observed in the preparation of the financial statements of the Company and its subsidiaries;

Financial Reporting

(i)	review and discuss with management and the external auditor the annual audited and quarterly unaudited financial statements and related Management Discussion and Analysis (“MD&A”), including the appropriateness of the Company’s accounting policies, disclosures (including material transactions with related parties), reserves, key estimates and judgements (including changes or variations thereto) and obtaining reasonable assurance that the financial statements are presented fairly in accordance with GAAP and the MD&A is in compliance with appropriate regulatory requirements;

(j)	review and discuss with management and the external auditor all press releases containing financial information based on the Company’s financial statements, as well as financial information and earnings guidance provided to analysts and rating agencies prior to such information being disclosed indicating in the disclosure that the Audit Committee reviewed the disclosure and releasing where feasible any earning releases concurrently with the filing of the quarterly or annual financial statements;

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(k)	report on and recommend to the Board the approval of the annual financial statements and the external auditor’s report on those financial statements, the quarterly unaudited financial statements, and the related MD&A and press releases for such financial statements, prior to the dissemination of these documents to shareholders, regulators, analysts and the public;

(l)	satisfy itself on a regular basis through reports from management and related reports, if any, from the external auditors, that adequate procedures are in place for the review of the Company’s disclosure of financial information extracted or derived from the Company’s financial statements, that such information is fairly presented;

(m)	satisfy itself that management has developed and implemented a system to ensure that the Company meets its continuous disclosure obligations through the receipt of regular reports from management and the Company’s legal advisors on the functioning of the disclosure compliance system (including any significant instances of non-compliance with such system), in order to satisfy itself that such system may be reasonably relied upon;

(n)	oversee compliance with regulatory authority requirements for disclosure of external auditor services and Audit Committee activities;

(o)	review and discuss such other relevant public disclosures containing financial information as the Committee may consider necessary or appropriate;

Internal Controls over Financial Reporting and Disclosure Controls

(p)	oversee the adequacy of the Company’s system of internal accounting controls and obtain from management and the external auditor summaries and recommendations for improvement of such internal controls and processes, together with reviewing management’s remediation of identified weaknesses;

(q)	review and monitor the processes in place to identify and manage the principal risks that could impact the financial reporting of the Company, assess the effectiveness of the over-all process for identifying principal business risks and report thereon to the Board;

(r)	review activities, organizational structure, and qualifications of the Chief Financial Officer (“CFO”) and employees in the financial reporting area and ensuring that matters related to succession planning within the Company are raised for consideration at the Board;

(s)	review and discuss with management the disclosure controls relating to the Company’s public disclosure of financial information, including information extracted or derived from financial statements and assess the adequacy of such procedures;

(t)	review the effectiveness of the Company’s internal and disclosure control procedures including information gathering systems in order to assess the adequacy of these procedures which the Company has implemented to support financial reporting;

(u)	inquire as to major internal control weaknesses identified by the auditors, the Company or by external party and the effectiveness of management to correct these problems;

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Complaint Procedures

(v)	establish procedures for the receipt, retention and treatment of complaints received by the Company from employees and others regarding accounting, internal accounting controls or auditing matters and questionable practices relating thereto and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

Other

(w)	review the external auditor’s report to the shareholders on the Company’s annual financial statements; and

(x)	review and approve the Company’s hiring policies with respect to partners or employees (or former partners or employees) of either a former or the present external auditor.

4.2         In addition to the forgoing list of duties, the Committee may perform such other functions as may be necessary or appropriate to the circumstances, or as delegated by the Board.

5.	STRUCTURE AND COMPOSITION

Composition

5.1         The appointment of the members of the Audit Committee shall take place annually, at the first meeting of the board, after a meeting of the shareholders at which directors are elected, provided that if the appointments are not made, the Directors then serving as members of the Audit Committee shall continue to service until their successors are appointed.

5.2         The Committee shall review on a periodic basis whether any of its members serve on the audit committees of other public companies. If any of the Audit Committee members fall into this category, the Committee shall consider the ability of such members to effectively serve on the Audit Committee and, if it is determined that such members are able to continue serving, the Committee shall record the reasons for such a decision.

5.3         The Board shall add members to the Audit Committee, on the recommendation of the Governance and Nominating Committee, to fill vacancies on the Audit Committee, in accordance with the Articles and Bylaws of the Company.

5.4         The Committee may create one or more subcommittees and may delegate, in its discretion, all or a portion of its duties and responsibilities to such subcommittees.

5.5         The Board shall designate one member of the Committee as the Chair of the Committee (“Committee Chair”) and shall serve until his or her earlier resignation or removal by resolution of the Board, or until he or she ceases to be a Director of the Company.

Responsibilities of the Committee Chair

5.6         The responsibilities of the Committee Chair shall include:

a)	lead the Committee in undertaking the duties and responsibilities under this Charter;

b)	facilitate the flow of information to members of the Committee required in a timely fashion;

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c)	facilitate access by members of the Committee to management, as necessary;

d)	chair Committee meetings;

e)	work with the Committee members and the Chief Executive Officer (“CEO”) to establish the frequency of, and agenda for, Committee meetings;

f)	lead the Committee in reviewing and assessing the adequacy of its mandate, evaluate the effectiveness in fulfilling its mandate and make recommendations to the Governance and Nominating Committee;

g)	maintain regular liaison with the external auditor, including the lead partner and management, including the CEO and the CFO;

h)	canvass members for continuous educational needs and, in conjunction with the Board education program, arrange for such education to be provided to the Committee on a timely basis; and

i)	make oral and written reports to the Board, on behalf of the Committee, on the activities and recommendations of the Committee (unless that responsibility is otherwise delegated by the Committee or the Committee Chair to another Committee member) at the next Board meeting or more regularly, as required.

5.7         The Committee Chair shall have the power to delegate his or her authority and duties to an individual member of the Committee as he or she considers appropriate;

Meetings

5.8         The calling, times and locations of meetings of the Audit Committee and procedures at such meetings, shall be determined from time to time by the Audit Committee, provided that there shall be a minimum of four meetings per year.

5.9         In general, and subject to the notice provisions in the Company’s Articles and Bylaws, written notice shall be provided no later than 48 hours prior to the meetings, unless waived by all members of the Audit Committee. Notice of every meeting shall be given to the external auditors, the Board, the Board Chair and the CEO.

5.10       A Committee member may participate in a Committee meeting by means of such telephonic, electronic or other communication facilities so as to permit all persons participating in the meeting to communicate adequately with each other. A member participating in such a meeting by any such means is deemed to be present at the meeting.

5.11       If a Committee Chair is not present at any meeting of a Committee, one of the other members of the Committee present at the meeting shall be chosen by the Committee to preside at the meeting.

5.12       Each of the members of the Audit Committee, Board Chair, external auditor, CEO or CFO shall be entitled to request that the Chair of the Audit Committee call a meeting, which shall be held within 48 hours of receipt of such request.

5.13       Agendas for the meetings of the Committee will be developed by the Chair of the Committee and shall be circulated to Committee members prior to the Committee meetings.

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5.14       The Audit Committee shall have the right to require the external auditors, or any member of management, or any employee of the Company to attend a meeting of the Audit Committee.

5.15       The quorum for a meeting of the Committee is a majority of the members of the Committee, or such greater number as the Committee shall by resolution determine.

5.16       The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution.

5.17       The Committee may invite such officers, Directors, and employees of the Company as it may see fit from time to time to assist the Committee with the carrying out of its duties and responsibilities under this Charter.

5.18       The Committee shall hold regular in camera sessions, during which the members of the Committee shall meet in the absence of management.

5.19       The Committee will meet separately with each of the CEO and the CFO of the Company (at least annually) to review the financial affairs of the Company.

5.20       The Committee will meet with the external auditor of the Company at least once each year, at such time(s) as it deems appropriate, to review the external auditor’s examination and report.

5.21       The external auditor must be given reasonable notice of, and has the right to appear before and to be heard at, each meeting of the Committee.

5.22       The Committee shall report to the Board on its activities after each meeting. The Committee shall report its discussions to the Board by providing an oral or written report at the next Board meeting.

5.23       The Committee will report, at least annually, to the Board regarding the Committee’s examinations and recommendations.

5.24       The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

6.          PERFORMANCE REVIEW

6.1        The Committee shall on an annual basis:

a)	review and assess the adequacy of the Charter and, if necessary, make recommendations to the Board with respect to its modification or amendment;

b)	undertake a regular performance evaluation of the Committee and compare the performance of the Committee to the Charter in a manner the Committee deems appropriate; and

c)	report the results of the performance evaluation to the Board, which may take the form of an oral or written report by the Committee Chair or any other member of the Committee designated by the Committee Chair to make the report.

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WESTERN URANIUM CORPORATION

PROXY

FOR USE AT THE

ANNUAL GENERAL and SPECIAL MEETING OF

SHAREHOLDERS JUNE 7, 2017

The undersigned, being a shareholder of WESTERN URANIUM CORPORATION (the "Corporation") hereby appoints, George Glasier, President and Chief Executive Officer of the Corporation, or failing him, Michael Skutezky, Chairman of the Corporation, or instead of either of them, as proxyholder for and on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the annual general and special meeting of the shareholders of the Corporation to be held on June 7, 2017 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof. The undersigned hereby directs the proxyholder to vote the securities of the Corporation recorded in the name of the undersigned as specified herein.

1.	FOR WITHHOLD	☐ ☐

The election of George E. Glasier, Russell Fryer, Michael Skutezky and Andrew Wilder as directors, as nominated by management of the Corporation.

Instruction: To withhold your vote from any individual nominee, write the nominee’s name on the following space:

__________________________________________________________

2.	FOR WITHHOLD	☐ ☐	To approve the appointment of MNP LLP as auditors of the Corporation for the ensuing year and authorize the directors to fix the remuneration of the auditors.

If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

To be valid, this proxy must be received by the Corporation’s transfer agent, Capital Transfer Agency Inc., 121 Richmond Street West, Suite 401, Toronto, ON M5H 2K1, not later than 11:00 am (Daylight Saving Time), on the last business day preceding the day of the Meeting, being Tuesday, June 6, 2017. Late proxies may be accepted or rejected by the Chairman of the meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

This proxy revokes and supersedes all proxies of earlier date.

DATED this _________ day of _______________, 2017.

Signature of Shareholder

Name of Shareholder (Please Print)

Number of Shares Held

(See Reverse)

NOTES:

1.      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION.

2.        The shares represented by this proxy will be voted. Where a choice is specified, the proxy will be voted as directed. Where no choice is specified, this proxy will be voted in favour of the matters listed on the proxy. The proxy confers discretionary authority on the above named person to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying the proxy or such other matters which may properly come before the Meeting.

3.         Each shareholder has the right to appoint a person other than management designees specified above to represent them at the Meeting. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.

4.        Each shareholder must sign this proxy. Please date the proxy. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized.

5.       If the proxy is not dated in the space provided, it is deemed to bear the date of its mailing to the shareholders of the Corporation.

6.       If the shareholder appoints any of the persons designated above, including persons other than management designees, as proxy to attend and act at the said Meeting:

(a)      The shares represented by the proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for;

(b)      Where the shareholder specifies a choice in the proxy with respect to any matter to be acted upon, the shares represented by the proxy shall be voted accordingly; and

(c)     IF NO CHOICE IS SPECIFIED WITH RESPECT TO THE MATTERS LISTED ABOVE, THE PROXY WILL BE VOTED FOR SUCH MATTERS.

WESTERN URANIUM CORPORATION

(the “Corporation”)

Request for Financial Statements

In accordance with Canadian Securities Administrator’s National Instrument 51-102 – Continuous Disclosure Obligations, registered and beneficial shareholders may elect annually to receive a copy of our annual financial statements and corresponding management discussion and analysis (“MD&A”) or interim financial statements and the corresponding MD&A, or both.

If you wish to receive these documents by mail, please return this completed form to:

Capital Transfer Agency Inc.

121 Richmond Street, West, Suite 401

Toronto, Ontario

M5H 2K1

Rather than receiving the financial statements by mail, you may choose to view these documents on the SEDAR website at www.sedar.com.

I HEREBY CERTIFY that I am a registered and/or beneficial holder of the Corporation, and as such, request that my name be placed on the Corporation’s Mailing List in respect to its annual and/or interim financial statements and the corresponding MD&A for the current financial year.

Please send me:

☐ Interim Financial Statements with MD&A

☐ Annual Financial Statements with MD&A

PLEASE PRINT

FIRST NAME	LAST NAME

ADDRESS

CITY	PROVINCE/ STATE	POSTAL / ZIP CODE

COUNTRY

SIGNED:

(Signature of Shareholder)

IF THIS IS AN ADDRESS CHANGE, PLEASE CHECK HERE: ☐

(Please provide previous address below)

WESTERN URANIUM CORPORATION

NOTICE AND ACCESS NOTIFICATION TO SHAREHOLDERS

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 2017

You are receiving this notification as Western Uranium Corporation (“Western” or the “Company”) has decided to use the notice and access model (“Notice and Access”), provided for under recent amendments to National Instrument 54-101, for the delivery of meeting materials to its shareholders. In respect to the Company’s annual general and special meeting of shareholders to be held on June 7, 2017 (the “Meeting”), instead of receiving paper copies of the Company’s management information circular, audited annual consolidated financial statements, MD&A and Form 10-K annual report for the year ended December 31, 2016 (the “Meeting Materials”), shareholders are receiving this notice with information on how they may access the Meeting Materials electronically. However, together with this notification, shareholders continue to receive a proxy or voting instruction form, as applicable, enabling them to vote at the Meeting. The use of this alternative means of delivering Meeting Materials is more environmentally friendly and will reduce the Company’s printing and mailing costs.

MEETING DATE AND LOCATION:

The Meeting will be held at 11:00 a.m. (Daylight Saving Time) on Wednesday, June 7, 2017 at the Albany Club located at 91 King Street East, Toronto, Ontario, M5C 1G3, for the following purposes:

SHAREHOLDERS WILL BE ASKED TO CONSIDER AND VOTE ON THE FOLLOWING MATTERS:

1. Financial Statements: To receive and consider the audited annual consolidated financial statements of the Company for the fiscal period ended December 31, 2016 with the report of the auditors therein.

2. Election of Directors: To consider and, if thought fit, pass an ordinary resolution to elect each of the nominees proposed for election as Directors.

3. Appointment of Auditors: To consider and, if thought fit, pass an ordinary resolution to appoint MNP LLP as auditors of the Company for the ensuing year and to authorize the Directors to fix their remuneration.

4. Other Business: To consider and, if thought fit, act on other items of business that may be properly brought before the meeting.

SHAREHOLDERS ARE REMINDED TO VIEW THE MEETING MATERIALS PRIOR TO VOTING.

ACCESSING MEETING MATERIALS ONLINE

Material can be viewed online at www.SEDAR.com or at www.capitaltransferagency.com.

HOW TO OBTAIN PAPER COPIES OF THE MEETING MATERIALS

Beneficial shareholders may request paper copies of the Meeting Materials be sent to them by postal delivery at no cost. Requests for meeting material may be made up to one year from the date the information circular was filed on SEDAR, by contacting Capital Transfer Agency at toll free 1 (844) 499-4482. Requests should be received at least 10 business days in advance of the proxy deposit date and time set out in the accompanying proxy in order to receive the meeting material in advance of the meeting.

VOTING

Registered Shareholders are asked to return their proxies using the following methods by the proxy deposit date:

Mail:	Capital Transfer Agency Inc.

121 Richmond Street, West, Suite 401

Toronto, ON M5H 2K1

Fax:	(416) 350-5008

Email:	info@capitaltransferagency.com

Shareholders with questions about Notice and Access may contact the Company by calling toll free 1 (877) 661-6012 (US and Canada) or by email at info@capitaltransferagency.com.

Dated the 4th day of May, 2017

BY ORDER OF THE BOARD OF DIRECTORS

George Glasier

President, Chief Executive Officer, and Director